UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)           July 11, 2005

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575	31-1750007
333-106575-08	51-6565036
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D
Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

The Registrant is filing this Form 8-K/A to amend and restate the April 2005 Monthly Servicer Report, filed on Form 8-K of the Registrant on May 11, 2005, and the May 2005 Monthly Servicer Report, filed on Form 8-K of the Registrant on June 10, 2005, to correct the amount of Noteholders’ Monthly Accrued Interest on the Class A-1 Notes and the Class A-4 Notes for the initial Payment Date.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

Exhibit
No.	Document Description

20.1	Amended and Restated April 2005 Monthly Servicer Report
20.2	Amended and Restated May 2005 Monthly Servicer Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Auto Finance Trust 2005-A by its Administrator, Capital One Auto Finance, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 11, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Steve Richter
	Name:	Steve Richter
	Title:	Assistant Vice President

July 11, 2005	CAPITAL ONE AUTO FINANCE TRUST 2005-A
By: Capital One Auto Finance, Inc., as Administrator

	By:	/s/ Steve Richter
	Name:	Steve Richter
	Title:	Assistant Vice President